Exhibit 10.25.20

                  NINETIETH AGREEMENT AMENDING
                NEW ENGLAND POWER POOL AGREEMENT
                  (EXCESS FINANCIAL ASSURANCE)


     THIS NINETIETH AGREEMENT AMENDING NEW ENGLAND POWER POOL AGREEMENT, dated as of October 4, 2002 ("Ninetieth Agreement"), amends the New England Power Pool Agreement (the "NEPOOL Agreement"), as amended.

     WHEREAS, the NEPOOL Agreement as in effect on December 1, 1996 was amended and restated by the Thirty-Third Agreement Amending the New England Power Pool Agreement dated as of December 1, 1996 (the "Thirty-Third Agreement") in the form of the Restated New England Power Pool Agreement ("Restated NEPOOL Agreement") attached to the Thirty-Third Agreement as Exhibit A thereto, and the Thirty-Third Agreement also provided for the NEPOOL Open Access Transmission Tariff (the "NEPOOL Tariff") which is Attachment B to the Restated NEPOOL Agreement; and

     WHEREAS, the Restated NEPOOL Agreement and the NEPOOL Tariff have subsequently been amended numerous times, the most recent amendment dated as of June 21, 2002; and

     WHEREAS, the Participants desire to amend the Restated NEPOOL Agreement, including the NEPOOL Tariff, as heretofore amended, to reflect the revisions detailed herein.

     NOW, THEREFORE, upon approval of this Ninetieth Agreement by the NEPOOL Participants Committee in accordance with the procedures set forth in the NEPOOL Agreement, the Participants agree as follows:

                            SECTION 1
         AMENDMENTS TO MEMBER FINANCIAL ASSURANCE POLICY

1.1 Amendment to Section II.B.4. of the Member Financial Assurance Policy. The first sentence in the first paragraph of Section II.B.4 of the Financial Assurance Policy for NEPOOL Members, which is included as Attachment L to the NEPOOL Tariff (the "Member Financial Assurance Policy"), is amended to read as follows:

          When a Non-Municipal Participant's aggregate outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers equal 80 percent (80%) of the sum of (i) that Non-Municipal Participant's then-effective Credit Limit and (ii) the available amount of the additional financial assurance provided by that Non-Municipal Participant (exclusive of any Bid Financial Assurance (defined below) provided by that Non-Municipal Participant for bids in the FTR Auction that have not yet been accepted or rejected), which available amount of additional financial assurance shall be divided by two and sixth-tenths (2.6) for purposes of this determination <FN1> (the sum of item (i) and item (ii) being referred to herein as the "Credit Test Amount"), the System Operator shall issue notice thereof to such Non-Municipal Participant, such notice to be given in the manner provided in
          Section 21 of the Restated NEPOOL Agreement.

1.2 Amendment to Section II.B.4 of the Member Financial Assurance Policy. The first clause (y) in the first sentence of the second paragraph of
     Section II.B.4 of the Member Financial Assurance Policy is amended to read as follows:

          (y) in the case of activity in the NEPOOL Market, the scheduling and receipt of transmission service and entering future transactions in the FTR system, such Non-Municipal Participant has provided additional financial assurance (in addition to any other financial assurance required of such Non-Municipal Participant hereunder) equal to two and sixth-tenths (2.6) times the amount by which such Non-Municipal Participant's outstanding obligations to NEPOOL, the System Operator and the Non-Participant FTR Customers exceed 100 percent (100%) of its Credit Test Amount (the "Excess Financial Assurance") and, in the case of voting on matters before the Participants Committee or any Technical Committee, such Non-Municipal Participant has provided Excess Financial Assurance at least three (3) Business Days prior to any such vote;


                            SECTION 2
                          MISCELLANEOUS

2.1 This Ninetieth Agreement shall become effective on January 1, 2003, or on such other date as the Commission shall provide that the amendments reflected herein shall become effective.

2.2 Terms used in this Ninetieth Agreement that are not defined herein shall have the meanings ascribed to them in the NEPOOL Agreement.

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

<FN1> For purposes of the amount in clause (ii) for any
Corporate Guaranty, such amount shall be the lesser of the unused portion of any stated limit in such Corporate Guaranty (where such a limit is stated) divided by two and sixth-tenths (2.6) or the Guarantor's Credit Limit or Guaranty Limit (each as defined below), as applicable, which Credit Limit or Guaranty Limit shall not be divided by two and sixth-tenths (2.6).

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